SECURITIES EXCHANGE AND COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 31, 2005

                                    SBE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

        0-8419                                            94-1517641
(Commission File No.)                       (I.R.S. Employer Identification No.)

                        4000 EXECUTIVE PARKWAY, SUITE 200
                            SAN RAMON, CA 94583-1369
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (925) 355-2000


                                       1.
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ITEM 7.01. REGULATION FD DISCLOSURE

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 14, 2005, SBE, Inc. announced its results of operations for the three months and year ended October 31, 2005. A copy of the related press release is being furnished as Exhibit 99.1 this Current Report on Form 8-K and incorporated by reference herein.

7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

(99.1) Press release issued by SBE, Inc.

EXHIBIT
NUMBER                                   EXHIBIT

99.1              SBE fourth quarter and fiscal year-end 2005 Earnings Release.


                                       2.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                SBE, INC.

Dated: December 14, 2005                        By: /s/ David W. Brunton
                                                    ----------------------------
                                                    David W. Brunton
                                                    Chief Financial Officer and
                                                    Vice President, Finance


                                       3.